UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☒     Definitive Additional Materials

☐      Soliciting Material under §240.14a-12

23andMe Holding Co.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐      Fee paid previously with preliminary materials.

☐      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V20415-P96791 Your Vote Counts! 23ANDME HOLDING CO. 349 OYSTER POINT BOULEVARD SOUTH SAN FRANCISCO, CA 94080 ATTN: CORPORATE SECRETARY 23ANDME HOLDING CO. 2023 Annual Meeting of Stockholders Vote by September 5, 2023 11:59 p.m., Eastern Time Or at the Annual Meeting on September 6, 2023 8:30 a.m., Pacific Time You invested in 23ANDME HOLDING CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 6, 2023. Vote Virtually at the Meeting* September 6, 2023 8:30 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/ME2023 *Please check the meeting materials for any special requirements for virtual meeting attendance. You will need to have your control number above to vote online during the virtual meeting. Get informed before you vote View the Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting them on or before August 23, 2023. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. V1.2

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V20416-P96791 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 01) Neal Mohan 02) Valerie Montgomery Rice 03) Richard Scheller 1. Elect three Class II Director Nominees: NOTE: In their discretion, the holders of a proxy to vote shares may vote on such other business as may properly come before the meeting or any adjournment, postponement, or continuation thereof. For For For For 2. A non-binding, advisory vote on the Fiscal 2023 compensation of the Company’s named executive officers (“Say-on-Pay”). 3. Approve an amendment and restatement of the 23andMe Holding Co. 2021 Incentive Equity Plan to, among other things, increase the number of shares authorized for issuance thereunder. 4. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.